UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 11, 2015
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)

104 S. Michigan Avenue
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2015, Keagan J. Kerr, Senior Vice President, Corporate Affairs and Human Resources of Coeur Mining, Inc. (the “Company”), notified the Company of his intent to resign. The Company expects the effective date of Mr. Kerr’s resignation to be January 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: December 17, 2015	By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell Title: Senior Vice President and Chief Financial Officer